Exhibit 10.4

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of the Effective Date between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1 Revolving Advances.

(a) Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, following the Account Transition Period, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed under the Revolving Line may be repaid, and prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2 Letters of Credit Sublimit.

(a) As part of the Revolving Line and subject to deduction of Reserves, following the Account Transition Period, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.

(b) If, on the Revolving Line Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to 105% of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

(c) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

(d) Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the Dollar Equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges).

(e) To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line and subject to the deduction of Reserves, following the Account Transition Period, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date. The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve). The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.4 Cash Management Services Sublimit. Borrower may, following the Account Transition Period, use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances, minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (iii) the FX Reduction Amount. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services and the outstanding principal amount of any EXIM Loans); plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve); plus (c) the FX Reduction Amount exceeds the lesser of either the Revolving Line or the Borrowing Base (such excess amount being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3 Payment of Interest on the Credit Extensions.

(a) Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to Prime Rate plus one percent (1.00%); provided, however, when Borrower is at or above the Liquidity Threshold, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one-half percent (0.50%). Such interest shall in any event be payable monthly, in arrears, in accordance with Section 2.3(f) below.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is four percentage points (4.00%) above the rate that is otherwise applicable thereto (the “Default Rate”) unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d) Computation; 360-Day Year. In computing interest, the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(e) Debit of Accounts. Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(f) Payment; Interest Computation; Float Charge. Interest is payable monthly on the last calendar day of each month. In computing interest on the Obligations, all Payments received after 12:00 noon Eastern time on any day shall be deemed received on the next Business Day. In addition, Bank shall be entitled to charge Borrower a “float” charge in an amount equal to three (3) Business Days interest, at the interest rate applicable to the Advances, on all Payments received by Bank; provided, that when Borrower is at or above the Liquidity Threshold, such “float” charge shall not apply. The float charge for each month shall be payable on the last day of the month. Bank shall not, however, be required to credit Borrower’s account for the amount of any item of payment which is unsatisfactory to Bank in its good faith business judgment, and Bank may charge Borrower’s Designated Deposit Account for the amount of any item of payment which is returned to Bank unpaid.

2.4 Fees. Borrower shall pay to Bank:

(a) Commitment Fee. A fully earned, non refundable commitment fee of Seventy Five Thousand Dollars ($75,000), payable on the Effective Date;

(b) Anniversary Fee. A fully earned, non refundable anniversary fee of Twenty Seven Thousand Five Hundred Dollars ($27,500), payable on the date that is three hundred sixty five (365) days after the Effective Date

(c) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, (including, without limitation, a letter of credit fee of two percent (2.00%) per annum of the Dollar Equivalent of the face amount of each Letter of Credit issued), upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank;

(d) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable quarterly, in arrears, following the Account Transition Period, in an amount equal to one-half percent (0.50%) per annum of the average unused portion of the Revolving Line. The unused portion of the Revolving Line, for purposes of this calculation, shall equal the difference between (x) the Revolving Line amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balance of the Revolving Line outstanding plus the sum of the aggregate amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve, plus the sum of any Reserves). Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder; and

(e) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

2.5 Payments; Application of Payments.

(a) All payments (including prepayments) to be made by Borrower under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 noon Eastern time on the date when due. Payments of principal and/or interest received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b) Subject to Section 6.3(c), Bank shall apply the whole or any part of collected funds against the Revolving Line or credit such collected funds to a depository account of Borrower with Bank (or an account maintained by an Affiliate of Bank), the order and method of such application to be in the sole discretion of Bank. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance reasonably satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed original signatures to the Loan Documents;

(b) duly executed original signatures to the Control Agreements, if any;

(c) Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State(s) of Delaware, together with any certificates of foreign qualifications from each jurisdiction in which Borrower is qualified, each dated as of a date no earlier than thirty (30) days prior to the Effective Date;

(d) duly executed original signatures to the Secretary’s Certificate with completed Borrowing Resolutions for Borrower;

(e) the PJC Intercreditor Agreement by PJC Capital in favor of Bank, together with the duly executed original signatures thereto;

(f) [Reserved];

(g) [Reserved];

(h) certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(i) the Perfection Certificates of Borrower and Guarantor, together with the duly executed original signatures thereto;

(j) a landlord’s consent in favor of Bank for 30 Forbes Road, Building B, Northborough, Massachusetts 01532 and for 1 Dexter Road, East Providence, Rhode Island, by each landlord thereof, together with the duly executed original signatures thereto;

(k) [Reserved];

(l) a legal opinion of Borrower’s counsel, in form and substance acceptable to Bank, in its reasonable discretion, dated as of the Effective Date together with the duly executed original signature thereto;

(m) the duly executed original signatures to the Guaranty Agreement and the Security Agreement, together with a Secretary’s Certificate and duly executed original signatures to the completed Borrowing Resolutions for Guarantor;

(n) evidence satisfactory to Bank that the insurance policies required by Section 6.7 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses and cancellation notice to Bank (or endorsements reflecting the same) in favor of Bank; and

(o) payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2 Conditions Precedent to all Credit Extensions. Bank’s obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) except as otherwise provided in Section 3.4, timely receipt of an executed Transaction Report;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Transaction Report and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Bank’s sole discretion, there has not been any material impairment in the general affairs, management, results of operation, financial condition or the prospect of repayment of the Obligations, or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank.

3.3 Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.4 Procedures for Borrowing; Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 noon Eastern time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due.

4 CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement or the Export-Import Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

Notwithstanding the foregoing, it is expressly acknowledged and agreed that the security interest created in this Agreement only with respect to Export-Related Accounts Receivable, Export-Related Inventory and Export-Related General Intangibles (as such terms are defined in the Export-Import Agreement) is subject to and subordinate to the security interest granted to Bank in the Export-Import Agreement with respect to such Export-Related Accounts Receivable, Export-Related Inventory and Export-Related General Intangibles.

4.3 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person not in accordance with this Agreement, may be deemed to violate the rights of Bank under the Code.

5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization; Authorization; Power and Authority. Borrower and each of its Subsidiaries are duly existing and in good standing as a Registered Organization in its jurisdiction of formation and each is qualified and licensed to do business and each is in good standing in any jurisdiction in which the conduct of each of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank completed certificates each signed by Borrower and Guarantor, respectively, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) except as set forth on the Perfection Certificate, Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any

Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

All Inventory is in all material respects of good and marketable quality, free from material defects, except normal and customary quality issues occurring in the ordinary course of business, in amounts consistent with past practices.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part, except to the extent in each of the above such invalidity or unenforceability would not have a material adverse effect on Borrower’s business, taken as a whole. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not have a material adverse effect on Borrower’s business, taken as a whole.

5.3 Accounts Receivable; Inventory. For any Eligible Account in any Borrowing Base Certificate, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may, after consultation with Borrower, notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Certificate. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, One Hundred Fifty Thousand Dollars ($150,000).

5.5 Financial Condition. All consolidated financial statements for Borrower delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. Except as described in the Perfection Certificate or otherwise disclosed to Bank, none of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted, the absence of which could reasonably be expected to have a materially adverse effect on the Borrower.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance. (a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in the Collateral. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2 Financial Statements, Reports, Certificates.

(a) Borrower shall provide Bank with the following:

(i) (A) weekly, and (B) upon each request for a Credit Extension, a Transaction Report;

(ii) within fifteen (15) days after the end of each month in which there are any outstanding Credit Extensions (otherwise quarterly, within fifteen (15) days after the end of each fiscal quarter), (A) accounts receivable agings, aged by invoice date (including, without limitation, accounts receivable agings for accounts receivable used in determining EXIM Loans), (B) accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, (C) reconciliations of accounts receivable agings (aged by invoice date), transaction reports, Deferred Revenue report and general ledger, (D) perpetual inventory reports for Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by Bank in its good faith business judgment; and (e) a completed Borrowing Base Certificate;

(iii) as soon as available, and in any event within thirty (30) days after the end of each month, monthly unaudited financial statements;

(iv) within thirty (30) days after the end of each month a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(v) within fifteen (15) days after the end of each fiscal quarter, copies of invoices for no less than ten percent (10%) of the outstanding balance of EXIM Bank accounts receivable as of the last day of such fiscal quarter;

(vi) within thirty (30) days prior to the end of each fiscal year of Borrower and as amended or updated, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

(vii) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; provided, that for Borrower’s fiscal year ended December 31, 2010, such annual financial statements shall be certified by, and with an unqualified opinion of (other than qualified with respect to “going concern”), independent certified public accountants acceptable to Bank

(viii) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(ix) a prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Hundred Fifty Thousand Dollars ($150,000) or more;

Notwithstanding the foregoing, when Borrower is at or above the Liquidity Threshold, provided no Event of Default has occurred and is continuing, Borrower shall be required to provide Bank with the reports and schedules required pursuant to clause (a)(i)(A) above monthly, within fifteen (15) days after the end of each month.

(b) In the event that Borrower is or becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days after filing, all reports on Form 10-K, 10-Q and 8-K filed with the SEC or a link thereto on Borrower’s or another website on the Internet.

(c) Borrower shall provide Bank with prompt written notice of Borrower’s knowledge of an event that affects the value of the Intellectual Property and that would have a material adverse effect on Borrower’s business, taken as a whole.

6.3 Accounts Receivable.

(a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s request after the occurrence and during the continuance of an Event of Default, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary endorsements, and copies of all credit memos.

(b) Disputes. Borrower shall promptly notify Bank of all disputes or claims relating to Accounts, to the extent such disputes or claims involve amounts in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for all Account Debtors. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Bank in the regular reports provided to Bank; (ii) no Default or Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the Availability Amount.

(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. All payments on, and proceeds of, Accounts shall be deposited directly by the applicable Account Debtor into a lockbox account, or such other “blocked account” as Bank may specify, pursuant to a blocked account agreement in form and substance satisfactory to Bank in its sole discretion. Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to an account maintained with Bank to be applied (i) prior to an Event of Default, to the Revolving Line pursuant to the terms of Section 2.5(b) hereof, and (ii) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided, however, when Borrower is at or above the Liquidity Threshold, such payments and proceeds shall be transferred to an account of Borrower maintained at Bank.

(d) Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory having an aggregate value in excess of Two Hundred Fifty Thousand Dollars ($250,000) to Borrower, Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall immediately notify Bank of the return of the Inventory.

(e) Verification. Bank may, from time to time, after consultation with Borrower, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose.

(f) No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

6.4 Remittance of Proceeds. Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (1) prior to an Event of Default, pursuant to the terms of Section 2.5(b) hereof, and (2) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Bank the proceeds of the sale of surplus, worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) or less (for all such transactions in any fiscal year). Borrower agrees that it will maintain all proceeds of Collateral in an account maintained with Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5 Taxes; Pensions; Withholding. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Collateral; Books and Records. In addition to the Initial Audit, at reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right, up to two (2) times per year (or more frequently (i) after the occurrence and during the continuance of an Event of Default, as Bank shall determine necessary, or (ii) at the direction of EXIM Bank), to inspect the Collateral and the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.7 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as an additional lender loss payee and waive subrogation against Bank. All liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or their respective endorsements) shall provide that the insurer shall give Bank at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000) with respect to any loss, but not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Bank deems prudent.

6.8 Operating Accounts.

(a) Maintain all of its and its Subsidiaries’, if any, depository, operating accounts and securities accounts with Bank and Bank’s Affiliates with all excess funds maintained at or invested through Bank or an affiliate of Bank; provided, however, Aspen GmbH may maintain depository, operating accounts and securities accounts in a financial institution located in the Federal Republic of Germany (the “German Accounts”), in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time; provided further, that Borrower shall have up to sixty (60) days to provide Bank evidence satisfactory to Bank, in its sole discretion, that, during such sixty (60) day period (the “Account Transition Period”), Borrower has transitioned all of its and its Subsidiaries existing depository, operating accounts and securities accounts maintained at financial institutions other than Bank or Bank’s Affiliates (other than the German Accounts) to accounts with Bank or Bank’s Affiliates.

(b) Provide Bank five (5) days prior-written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to the German accounts or to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.9 Financial Covenants.

Maintain at all times, to be certified by Borrower as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries, unless otherwise noted:

(a) Liquidity. Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).

(b) Tangible Net Worth. A Tangible Net Worth of at least Forty Million Dollars ($40,000,000).

6.10 Protection of Intellectual Property Rights. (i) Protect, defend and maintain the validity and enforceability of its material Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent, other than where any of the foregoing would not have a material adverse effect on Borrower’s business, taken as a whole.

6.11 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s Books, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.12 Creation/Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenant contained in Section 7.3 hereof, in the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and, at Bank’s request, in its sole discretion, take all such action as may be reasonably required by Bank to cause each such Subsidiary to, in Bank’s sole discretion, become a co-Borrower or Guarantor under the Loan Documents and grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower shall grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary.

6.13 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Borrower shall deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7 NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States.

7.2 Changes in Business, Management, Ownership or Business Locations. (a) Engage in or permit any of its Subsidiaries, if any, to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) any Key Person ceases to hold such office(s) with Borrower and replacement(s) satisfactory to Bank are not made within one hundred twenty (120) days after such Key Person’s departure from Borrower; or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than forty percent (40%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Fifty Thousand Dollars ($50,000) in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000) to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien (other than Permitted Liens) on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens. Borrower shall not permit any Collateral to be subject to any Liens other than the first priority security interest granted herein or Permitted Liens, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank except as otherwise permitted herein) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise described in the Perfection Certificate, permitted in Section 7.1 hereof and in the definition of “Permitted Liens” herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.8(b) hereof.

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; or (b) directly or indirectly make any Investment (including, without limitation, any additional Investment in any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or non-exempt Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2 (provided, however, Borrower shall have five (5) Business Days from the scheduled due date to cure any default under clauses 6.2(a) (ii)-(vi) and clause 6.2(a)(viii)), 6.4, 6.6, 6.7, 6.8, or 6.9, or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000); or (b) any default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business, taken as a whole;

8.7 Judgments. One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or the PJC Intercreditor Agreement.

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect which could reasonably be expected to have a material adverse effect on the ability of the Borrower and its Subsidiaries, taken as a whole, to repay the Obligations; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations which could reasonably be expected to have a material adverse effect on the ability of the Borrower and its Subsidiaries, taken as a whole, to repay the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.7, or 8.8. occurs with respect to any Guarantor which could reasonably be expected to have a material adverse effect on the ability of the Borrower and its Subsidiaries, taken as a whole, to repay the Obligations; (d) the liquidation, winding up, or termination of existence of any Guarantor which could reasonably be expected to have a material adverse effect on the ability of the Borrower and its Subsidiaries, taken as a whole, to repay the Obligations; or (e) (i) a material impairment in the perfection or priority of Bank’s Lien in the collateral provided by Guarantor or in the value of such collateral or (ii) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor and such material impairment or material adverse change could reasonably be expected to have a material adverse effect on the ability of the Borrower and its Subsidiaries, taken as a whole, to repay the Obligations;

8.11 EXIM Guarantee. If the EXIM Guarantee ceases for any reason to be in full force and effect, other than for payment-in-full and termination of the Export-Import Agreement, or if the EXIM Bank declares the EXIM Guarantee void or revokes any obligations under the EXIM Guarantee;

8.12 Export-Import Agreement Default. After the effective date of the Export-Import Agreement, the occurrence of an Event of Default under the Export-Import Agreement or the other EXIM Loan Documents; and

8.13 Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

9 BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) demand that Borrower (i) deposit cash with Bank in an amount equal to 105% of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit; provided, however, if an Event of Default described in Section 8.5 occurs, the obligation of Borrower to cash collateralize all Letters of Credit remaining undrawn shall automatically become effective without any action by Bank;

(d) terminate any FX Forward Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such funds, and verify the amount of such account;

(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, being coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10 NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”), other than Advance requests made pursuant to Section 3.4, by any party to this Agreement or any other Loan Document must be in writing and be delivered or sent by facsimile at the addresses or facsimile numbers listed below. Bank or Borrower may change its notice address by giving the other party written notice thereof. Each such Communication shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below. Advance requests made pursuant to Section 3.4 must be in writing and may be in the form of electronic mail, delivered to Bank by Borrower at the e-mail address of Bank provided below and shall be deemed to have been validly served, given, or delivered when sent (with such electronic mail promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 10). Bank or Borrower may change its address, facsimile number, or electronic mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Aspen Aerogels, Inc. 30 Forbes Road, Building B Northborough, Massachusetts 01532 Attn: John Fairbanks Fax: (508) 691-1200 Email: jfairbanks@aerogel.com

with a copy to:	Edwards Angell Palmer & Dodge LLP 111 Huntington Ave Boston, MA 02199 Attn: Christopher W. Nelson Fax: (888) 325.9513 Email: cnelson@eapdlaw.com

If to Bank:	Silicon Valley Bank 275 Grove Street, Suite 2-200 Newton, Massachusetts 02466 Attn: Mr. Dave Rodriguez Fax: (617) 969-4395 Email: drodriguez@svb.com

with a copy to:	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attn: Charles W. Stavros, Esquire Fax: (617) 880-3456 Email: cstavros@riemerlaw.com

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

Massachusetts law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Massachusetts; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH HEREINABOVE, BANK SHALL SPECIFICALLY HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12 GENERAL PROVISIONS

12.1 Termination Prior to Maturity Date. This Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(b). Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. Upon payment in full of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall release its liens and security interests in the Collateral and all rights therein shall revert to Borrower.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, that, prior to the occurrence and during the continuance of an Event of Default, any such sale, transfer, assignment, negotiation or grant of a participation to a Person or entity other than an institutional lender shall require Borrower’s prior written consent, such consent not to be unreasonably withheld.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.6 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) disclosed to Bank by a third party if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use the confidential information for reporting purposes and the development and distribution of databases and market analyses so long as such confidential information is aggregated and anonymized prior to distribution, unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.11 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, Bank shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.12 Right of Set Off. Borrower hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.13 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.14 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.15 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.16 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.17 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement; or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.18 Borrower Agreement; Cross-Collateralization; Cross-Default; Conflicts. Both this Agreement and the EXIM Borrower Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the EXIM Borrower Agreement are cumulative. The term “Obligations” as used in this Agreement and in the EXIM Borrower Agreement shall include without limitation the obligation to pay when due all loans made pursuant to the EXIM Borrower Agreement (the “EXIM Loans”) and all interest thereon and the obligation to pay when due all Advances made pursuant to the terms of this Agreement and all interest thereon. Without limiting the generality of the foregoing, the security interest granted herein covering all “Collateral” as defined in this Agreement and as defined in the EXIM Borrower Agreement shall secure all EXIM Loans and all Advances and all interest thereon, and all other Obligations. Any Event of Default under this Agreement shall also constitute a default under the EXIM Borrower Agreement, and any default under the EXIM Borrower Agreement shall also constitute an Event of Default under this Agreement. In the event Bank assigns its rights under this Agreement and/or under any note evidencing EXIM Loans and/or its rights under the Borrower Agreement and/or under any note evidencing Advances, to any third party, including, without limitation, the EXIM Bank, whether before or after the occurrence of any Event of Default, Bank shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the EXIM Borrower Agreement and/or note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower. Should any term of the Agreement conflict with any term of the EXIM Borrower Agreement, the more restrictive term in either agreement shall govern Borrower.

13 DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Account Transition Period” is defined in Section 6.8(a).

“Adjusted Quick Ratio” is, as of any date of measurement, the ratio of (i) the sum of (a) Borrower’s unrestricted cash at Bank plus (b) Borrower’s net billed accounts receivable that are aged less than ninety (90) days divided by (ii) the difference between (a) Current Liabilities minus accrued but unpaid Series A and Series B Dividends.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Aspen Aerogels Rhode Island” is Aspen Aerogels Rhode Island LLC, a Rhode Island limited liability company and wholly owned Subsidiary of Borrower.

“Aspen GmbH” is Aspen Aerogels Germany GmbH, a company organized under the laws of the Federal Republic of Germany.

“Availability Amount” is (a) the lesser of (i) the Revolving Line minus any amounts outstanding under the Export-Import Agreement or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances. The aggregate amount of all Advances (including, without limitation, the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), any outstanding FX Reduction Amount and any amounts used for Cash Management Services) under this Agreement outstanding at any time together with all Credit Extensions made pursuant to the Export-Import Agreement outstanding at any time shall not exceed Ten Million Dollars ($10,000,000).

“Bank” is defined in the preamble hereof.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is (a) eighty percent (80%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.

“Borrowing Base Certificate” is that certain certificate included within each Transaction Report.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s Board of Directors or other appropriate body and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cabot License Agreement” means that certain Cross License Agreement dated April 1, 2006 by and between Cabot Corporation and Borrower, as amended by that certain Settlement Agreement and First Amendment to Cross License Agreement dated as of September 21, 2007.

“Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, plus (b) to the extent not covered by clause (a), the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or capitalized assets or the capital stock of any other Person.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Cash Management Services” is defined in Section 2.1.4.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the Commonwealth of Massachusetts; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, EXIM Loan, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“Current Liabilities” are all Obligations and liabilities of Borrower owed to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number                     , maintained with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Effective Date” is the date Bank executes this Agreement and as indicated on the signature page hereof.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time and from time to time after the Effective Date upon notice to Borrower, to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of Bank’s good faith judgment, the following (“Minimum Eligibility Requirements”) are the minimum requirements for an Account to be an Eligible Account. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

(a) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c) Accounts with credit balances over ninety (90) days from invoice date;

(d) Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts have not been paid within ninety (90) days of invoice date;

(e) Accounts owing from an Account Debtor which does not have its principal place of business in the United States;

(f) Accounts billed and/or payable outside of the United States (sometimes called foreign invoiced accounts);

(g) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise — sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts).

(h) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(i) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(j) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(k) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(l) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(m) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(n) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(o) Accounts for which the Account Debtor has not been invoiced;

(p) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(q) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days;

(r) Accounts arising from chargebacks, debit memos or other payment deductions taken by an Account Debtor;

(s) Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(t) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(u) Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue (but only to the extent of such Deferred Revenue);

(v) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

(w) Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices; and

(x) other Accounts Bank deems ineligible in the exercise of its good faith business judgment.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“EXIM Bank” is the Export-Import Bank of the United States.

“EXIM Borrower Agreement” is defined in the Export-Import Agreement.

“EXIM Guaranty” is that certain Master Guarantee Agreement, by and between Bank and EXIM Bank, dated as of November 1, 2005, as amended and in effect as of the date hereof.

“EXIM Loan Documents” are all documents and agreements executed in connection with the Export-Import Agreement, including, without limitation, the EXIM Borrower Agreement and the EXIM Promissory Note (as defined in the Export-Import Agreement), as each may be amended from time to time.

“Export-Import Agreement” is that certain Export-Import Bank Loan and Security Agreement, dated as of the date hereof, by and between Borrower and Bank.

“EXIM Loans” is defined in Section 12.18.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

“FX Forward Contract” is defined in Section 2.1.3.

“FX Reduction Amount” is defined in Section 2.1.3.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind. Notwithstanding the foregoing, General Intangibles does not include any Intellectual Property.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any present or future guarantor of the Obligations, including, without limitation, Aspen Aerogels Rhode Island.

“Guaranty Agreement” is any present or future guaranty agreement pursuant to which any Guarantor guaranty’s repayment of the Obligations, including, without limitation, that certain Unconditional Guaranty, dated as of the date hereof, by Aspen Aerogels Rhode Island, in favor of Bank.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s and/or Guarantor’s right, title, and interest in and to the following (including all rights under licenses thereof, including without limitation all right, title and interest of the Borrower under the Cabot License Agreement):

(a) Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to a Borrower;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is Borrower’s Chief Executive Officer and President who is, as of the Effective Date, Don Young.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(a).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(d).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity Threshold” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) commencing on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding thirty (30) day period, maintained an Adjusted Quick Ratio, as determined by Bank, in its reasonable discretion, in an amount at all times greater than or equal to 1.00:1.00, as determined by Bank, in its sole discretion; and (ii) terminating on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain an Adjusted Quick Ratio greater than or equal to 1.00:1.00, as determined by Bank, in its reasonable discretion. Thereafter, in order for the Liquidity Threshold to be applicable, Borrower must achieve an Adjusted Quick Ratio in an amount greater than or equal to 1.00:1.00 each consecutive day for thirty (30) consecutive days, as determined by Bank, in its reasonable discretion. Borrower shall give Bank prior-written notice of Borrower’s achievement of the Liquidity Threshold.

“Loan Documents” are, collectively, this Agreement, the EXIM Loan Documents, the Perfection Certificates, the Stock Pledge Agreement, the PJC Intercreditor Agreement, any Guaranty Agreement, any Security Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole; (c) a material impairment of the prospect of repayment of any portion of the Obligations or (d) Bank determines, after consultation with Borrower, based upon information available to it and in its reasonable judgment, that there is a substantial likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

“Minimum Eligibility Requirements” is defined in the defined term “Eligible Accounts”.

“Note Purchase Agreement” is that certain Subordinated Note and Warrant Purchase Agreement, dated as of the date hereof, by and among Borrower, PJC Capital LLC and the other “Purchasers” named therein.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents, the Export-Import Agreement, the other EXIM Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment” means all checks, wire transfers and other items of payment received by Bank (including proceeds of Accounts and payment of all the Obligations in full) for credit to Borrower’s outstanding Credit Extensions or, if the balance of the Credit Extensions has been reduced to zero, for credit to its Deposit Accounts.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c) Subordinated Debt, including, without limitation, the Indebtedness owed to PJC Capital LLC and the other “Holders” as such term is defined in the Note Purchase Agreement, as described in and subject to the PJC Intercreditor Agreement, and guaranties of any such Subordinated Debt by any Subsidiary of the Borrower;

(d) Indebtedness owed to the Massachusetts Development Finance Agency pursuant to the Borrower’s 6% term loan dated January 12, 2005, in the original principal amount of $1,500,000, repayable in equal monthly installments over 84 months, secured by leasehold improvements and lab equipment located at 30 Forbes Road, Northborough, MA, the outstanding principal and accrued but unpaid interest of which is, as of November 30, 2010, $297,448;

(e) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(f) Indebtedness secured by Liens permitted to clauses (a) and (c) of the definition of “Permitted Liens” hereof;

(g) Indebtedness (i) of Subsidiaries owed to Borrower for any Subsidiary that has executed a Security Agreement in favor of Bank and (ii) of Subsidiaries owed to Borrower in an aggregate amount, together with Investments permitted in connection with clause (d) of the definition of “Permitted Investments”, not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year;

(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be; and

(i) other unsecured Indebtedness in an aggregate amount not to exceed Two hundred Fifty Thousand Dollars ($250,000);

“Permitted Investments” are:

(a) Investments shown on the Perfection Certificate and existing on the Effective Date;

(b) Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower’s business;

(d) Investments (i) by Borrower in any Subsidiary that has executed a Security Agreement in favor of Bank and (ii) by Borrower in any Subsidiary, in an aggregate amount, together with any Indebtedness described in clause (g) of the definition of “Permitted Indebtedness”, not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year;

(e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; and

(f) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (f) shall not apply to Investments of Borrower in any Subsidiary.

“Permitted Liens” are:

(a) (i) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents and (ii) subject to the terms and conditions of the PJC Intercreditor Agreement, Liens in favor of PJC Capital LLC, as collateral agent;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(f) leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest;

(g) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States;

(h) Liens securing Permitted Indebtedness; and

(i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“PJC Capital LLC” is PJC Capital LLC, a Delaware limited liability company and “Collateral Agent” under the Note Purchase Agreement.

“PJC Intercreditor Agreement” is that certain Intercreditor and Subordination Agreement, dated on or about the date hereof, by and between Bank, PJC Capital LLC and the other subordinated creditors named therein.

“Prime Rate” is the greater of (i) four percent (4.00%) per annum, and (ii) Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means, as of any date of determination, such amounts as Bank may from time to time establish and revise in good faith reducing the amount of Advances, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formulas: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in good faith, do or may affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets or business of Borrower or any guarantor, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Revolving Line” is an Advance or Advances (including, without limitation, Advances made pursuant to the Export-Import Agreement) in an amount under this Agreement and the Export-Import Agreement not to exceed Ten Million Dollars ($10,000,000) at any time.

“Revolving Line Maturity Date” is March 31, 2013 (two (2) years after the Effective Date).

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Security Agreement” is any present or future security agreement pursuant to which any Person pledges its Collateral to Bank as security for the Obligations, including, without limitation, that certain Security Agreement, dated as of the date hereof, by Aspen Aerogels Rhode Island, in favor of Bank.

“Series A and Series B Dividends” are, as of any date of measurement, the dividends that shall have accrued on shares of the Borrower’s Series A Preferred Stock and Series B Preferred Stock, whether or not declared or paid.

“Stock Pledge Agreement” is that certain Stock Pledge Agreement, dated as of the date hereof, by and between Borrower and Bank.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank, including, without limitation, the Subordinated Debt described in and subject to the PJC Intercreditor Agreement.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower or Guarantor.

“Tangible Net Worth” is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (a) any amounts attributable to (i) goodwill, (ii) intangible items including unamortized debt discount and expense, Patents, Trademarks, Copyrights, and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, and (iv) reserves not already deducted from assets, minus (b) Total Liabilities plus (c) Subordinated Debt.

“Total Liabilities” is on any day, all obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transaction Report” is the Bank’s standard reporting package provided by Bank to Borrower.

“Transfer” is defined in Section 7.1.

“Unused Revolving Line Facility Fee” is defined in Section 2.4(d).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Effective Date.

BORROWER:

ASPEN AEROGELS, INC.

By:	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: Chief Financial Officer

BANK: SILICON VALLEY BANK

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Vice President

Effective Date: March 31, 2011

[Signature Page to Loan and Security Agreement]

EXHIBIT A — COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights (except as provided below) or rights to payment of money, leases, license agreements (except as provided below), franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Intellectual Property; provided however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: ASPEN AEROGELS, INC.

The undersigned authorized officer of Aspen Aerogels, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                         with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with * Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings (including EXIM), inventory reports and Borrowing Base Certificate*	Monthly within 15 days (quarterly within 15 days if no outstanding Credit Extensions)	Yes No

Transaction Reports	Weekly (monthly within 15 days when Borrower has achieved Liquidity Threshold) and with each request for a Credit Extension)	Yes No

Invoices for 10% of outstanding balance of EXIM A/R*	Within 15 days after the end of each quarter	Yes No

*	See Section 8.2 for 5 Business Day cure period

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Liquidity (at all times, certified monthly)	$3,000,000	$	Yes No
Tangible Net Worth (at all times, certified monthly)	$40,000,000	$	Yes No

1

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Aspen Aerogels, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name: Title:	Date:
Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Liquidity (Section 6.9(a))

Required: Maintain Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).

Actual:

A.	Borrower’s unrestricted cash at Bank	$

B.	Unused Availability Amount	$

C.	LIQUIDITY (line A plus line B)	$

Is line C equal to or greater than $3,000,000?

No, not in compliance	Yes, in compliance

3

II.	Tangible Net Worth (Section 6.9(b))

Required: Maintain a Tangible Net Worth of at least Forty Million Dollars ($40,000,000).

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower	$

C.	Aggregate value of intangible items including unamortized debt discount and expense, Patents, Trademarks, Copyrights, and research and development expenses except prepaid expenses	$

D.	Aggregate value of any notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, and

E.	Aggregate value of any reserves not already deducted from assets	$

F.	Total Liabilities of Borrower (excluding Subordinated Debt)	$

G.	TANGIBLE NET WORTH (line A minus line B minus line C minus line D minus line E minus line F)	$

Is line G equal to or greater than $40,000,000?

No, not in compliance	Yes, in compliance

CONSENT AND FIRST LOAN MODIFICATION AGREEMENT

This Consent and First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 1, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the “Intellectual Property Collateral” as described in a certain Intellectual Property Security Agreement, dated as of March 31, 2011 (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A. Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.9 (Subordinated Debt) thereof:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject.”

and inserting in lieu thereof the following:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement without the prior written consent of Bank.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.9 (Subordinated Debt) thereof:

“8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or the PJC Intercreditor Agreement.”

and inserting in lieu thereof the following:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement or the Fidelity Subordination Agreement; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder.”

3	The Loan Agreement shall be amended by deleting the following clause (i) from the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“(i) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

and inserting in lieu thereof the following:

“(i) (i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement and (ii) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

4	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof in their appropriate alphabetical order:

““Fidelity Creditors” is each “Purchaser” from time to time party to the Fidelity Note Purchase Agreement.

“Fidelity Note” and “Fidelity Notes” is each Convertible Promissory Note issued pursuant to the Fidelity Note Purchase Agreement.

“Fidelity Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the date hereof, by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Twenty Five Million Dollars ($25,000,000), together with an executed copy of each Fidelity Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“Fidelity Subordination Agreement” is that certain Subordination Agreement, dated as of the date hereof, by and between Bank and the Fidelity Creditors.”

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to the Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the Fidelity Creditors, as more fully described in the Fidelity Note Purchase Agreement, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of the Transaction for all purposes under the Existing Loan Documents, subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to the amendment to the Note Purchase Agreement, as evidenced by a certain Amendment No. 1 to Subordinated Note and Warrant Purchase Agreement, by and between borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the Fidelity Note Purchase Agreement attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the Fidelity Note Purchase Agreement attached as Exhibit A hereto which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, the Fidelity Note Purchase Agreement and the Fidelity Subordination Agreement;

D.	Bank shall have received a copy of the executed Amendment No. 1 to Subordinated Note and Warrant Purchase Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

E.	Bank shall have received an executed Subordination Agreement, dated as of the date hereof, by and between the Purchasers party to the Note Purchase Agreement and the Fidelity Creditors, in substantially the same form as the Fidelity Subordination Agreement;

F.	After giving effect to the consent granted herein, this Loan Modification Agreement and the Fidelity Note Purchase Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt; and

G.	such other documents and/or agreements as Bank may reasonably request.

7. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

8. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse).

In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of March 31, 2011, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

9. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

10. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

11. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

12. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

13. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

14. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

15. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of

Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

16.	JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

17. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER: ASPEN AEROGELS, INC.
By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: CFO

BANK: SILICON VALLEY BANK
By	/s/ Win Bear
Name: Win Bear
Title: Deal Team Leader

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Forbearance Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: CFO

[SIGNATURE PAGE TO FIRST LOAN MODIFICATION AGREEMENT]

CONSENT AND SECOND LOAN MODIFICATION AGREEMENT

This Consent and Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 14, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011 and as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the “Intellectual Property Collateral” as described in a certain Intellectual Property Security Agreement, dated as of March 31, 2011 (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definitions in Section 13.1 thereof:

““Fidelity Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the date hereof, by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Twenty Five Million Dollars ($25,000,000), together with an executed copy of each Fidelity Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“Fidelity Subordination Agreement” is that certain Subordination Agreement, dated as of the date hereof, by and between Bank and the Fidelity Creditors.”

and inserting in lieu thereof the following:

““Fidelity Note Purchase Agreement” is that certain Note Purchase Agreement, dated June 1, 2011, as amended by that certain Amendment No. 1 entered into as of June 14, 2011 by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Thirty Million Dollars ($30,000,000), together with an executed copy of each Fidelity Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“Fidelity Subordination Agreement” is that certain Subordination Agreement, dated June 1, 2011 by and between Bank and the Fidelity Creditors listed therein, together with any subsequent Subordination Agreement entered into on or after the date hereof, by and between Bank and any Fidelity Creditor or any other “Purchaser” (as such term is defined in the Fidelity Note Purchase Agreement).”

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to the Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the Fidelity Creditors, as more fully described in the Fidelity Note Purchase Agreement, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of the Transaction for all purposes under the Existing Loan Documents, subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to the amendment to the Note Purchase Agreement, as evidenced by a certain Amendment No. 2 to Subordinated Note and Warrant Purchase Agreement, by and between borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the Fidelity Note Purchase Agreement attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the Fidelity Note Purchase Agreement attached as Exhibit A hereto which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, the Fidelity Note Purchase Agreement, as amended, and each Fidelity Subordination Agreement from each Fidelity Creditor, to the extent not previously delivered by such Fidelity Creditor to Bank;

D.	After giving effect to the consent granted herein, this Loan Modification Agreement and the Fidelity Note Purchase Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt; and

E.	such other documents and/or agreements as Bank may reasonably request.

7. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

8. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of March 31, 2011, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

9. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

10. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

11. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

12. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

13. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

14. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

15. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

16.	JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

17. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER: ASPEN AEROGELS, INC.

By	/s/ Donald R. Young
Name:
Title:

BANK: SILICON VALLEY BANK

By	/s/ Win Bear
Name: Win Bear
Title: Deal Team Leader

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Forbearance Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR: ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ Donald R. Young
Name:
Title:

[SIGNATURE PAGE TO SECOND LOAN MODIFICATION AGREEMENT]

CONSENT AND THIRD LOAN MODIFICATION AGREEMENT

This Consent and Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 6, 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011 and as further amended by that certain Consent and Second Loan Modification Agreement, dated as of June 14, 2011 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the “Intellectual Property Collateral” as described in a certain Intellectual Property Security Agreement, dated as of March 31, 2011 (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.9 (Subordinated Debt) thereof:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement without the prior written consent of Bank.”

and inserting in lieu thereof the following:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement and/or the December 2011 Note Purchase Agreement without the prior written consent of Bank.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.9 (Subordinated Debt) thereof:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement or the Fidelity Subordination Agreement; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder.”

and inserting in lieu thereof the following:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement, the Fidelity Subordination Agreement or the December 2011 Subordination Agreements; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder and/or the December 2011 Note Purchase Agreement or any December 2011 Note issued thereunder.”

3	The Loan Agreement shall be amended by deleting the following clause (i) from the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“(i) (i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement and (ii) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

and inserting in lieu thereof the following:

“(i) (i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement, (ii) the unsecured Indebtedness of Borrower owed to the December 2011 Creditors pursuant to the December 2011 Note Purchase Agreement, and (iii) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

4	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof in their appropriate alphabetical order:

““December 2011 Creditors” is each “Purchaser” from time to time party to the December 2011 Note Purchase Agreement.

“December 2011 Note” and “December 2011 Notes” is each Convertible Note and each Arcapita Note described in and issued pursuant to the December 2011 Note Purchase Agreement.

“December 2011 Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the date hereof, by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Twenty Five Million Dollars ($25,000,000), together with an executed copy of each December 2011 Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“December 2011 Subordination Agreement” is each Subordination Agreement, dated as of the date hereof, by and between Bank and each of the December 2011 Creditors.”

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to the Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the December 2011 Creditors, as more fully described in the December 2011 Note Purchase Agreement, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of the Transaction for all purposes under the Existing Loan Documents, subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to (i) the amendment to the Note Purchase Agreement, as evidenced by a certain Amendment No. 3 to Subordinated Note and Warrant Purchase Agreement, by and between Borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion and (ii) the amendment of the Fidelity Note Purchase Agreement and Fidelity Notes as evidenced by a certain Consent and Amendment No. 2 to Note Purchase Agreement and Notes by and among the Borrower and the Fidelity Creditors, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the December 2011 Note Purchase Agreement attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the December 2011 Note Purchase Agreement attached as Exhibit A hereto which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, the December 2011 Note Purchase Agreement, as amended, and each December 2011 Subordination Agreement from each December 2011 Creditor;

D.	Bank shall have received a copy of the executed Amendment No. 3 to Subordinated Note and Warrant Purchase Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

E.	Bank shall have received from the Fidelity Creditors a copy of the executed Consent and Amendment No. 2 to Note Purchase Agreement and Notes;

F.	After giving effect to the consent granted herein, this Loan Modification Agreement and the December 2011 Note Purchase Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt; and

G.	such other documents and/or agreements as Bank may reasonably request.

7. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

8. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of March 31, 2011, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

9. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

10. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

11. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

12. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

13. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

14. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

15. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

16. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

17. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John Fairbanks
Name:	John Fairbanks
Title:	CFO

BANK:

SILICON VALLEY BANK

By	/s/ Win Bear
Name:	Win Bear
Title:	Deal Team Leader

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Forbearance Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John Fairbanks
Name:	John Fairbanks
Title:	CFO

[SIGNATURE PAGE TO CONSENT AND THIRD LOAN MODIFICATION AGREEMENT]

Exhibit A

December 2011 Note Purchase Agreement

(See attached.)

A-1

CONSENT AND FOURTH LOAN MODIFICATION AGREEMENT

This Consent and Fourth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 11, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, and as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2012 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the “Intellectual Property Collateral” as described in a certain Intellectual Property Security Agreement, dated as of March 31, 2011 (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2(a)(vii) (Annual Financial Statements) thereof:

“(vii) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; provided, for Borrower’s fiscal year ended December 31, 2010, such annual financial statements shall be certified by, and with an unqualified opinion of (other than qualified with respect to “going concern”), independent certified public accountants acceptable to Bank;

and inserting in lieu thereof the following:

“(vii) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; provided, for Borrower’s fiscal year ended December 31, 2010, such annual financial statements shall be certified by, and with an unqualified opinion of (other than qualified with respect to “going concern”), independent certified public accountants acceptable to Bank; provided further, for Borrower’s fiscal year ended December 31, 2011, such annual financial statements shall be provided to Bank on or before August 31, 2012;”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.9 (Subordinated Debt) thereof:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement and/or the December 2011 Note Purchase Agreement without the prior written consent of Bank.”

and inserting in lieu thereof the following:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement, the December 2011 Note Purchase Agreement or the June 2012 Note Purchase Agreement without the prior written consent of Bank.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.9 (Subordinated Debt) thereof:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement, the Fidelity Subordination Agreement or the December 2011 Subordination Agreements; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder and/or the December 2011 Note Purchase Agreement or any December 2011 Note issued thereunder.”

and inserting in lieu thereof the following:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement, the Fidelity Subordination Agreement, the December 2011 Subordination Agreements and/or the June 2012 Subordination Agreements; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder, the December 2011 Note Purchase Agreement or any December 2011 Note issued thereunder and/or the June 2012 Note Purchase Agreement or any June 2012 Note issue thereunder.”

4	The Loan Agreement shall be amended by deleting the following clause (i) from the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“(i) (i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement, (ii) the unsecured Indebtedness of Borrower owed to the December 2011 Creditors pursuant to the December 2011 Note Purchase Agreement, and (iii) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

and inserting in lieu thereof the following:

“(i) (i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement, (ii) the unsecured Indebtedness of Borrower owed to the December 2011 Creditors pursuant to the December 2011 Note Purchase Agreement, (iii) the unsecured Indebtedness of Borrower owed to the June 2012 Creditors pursuant to the June 2012 Note Purchase Agreement, and (iv) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

5	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof in their appropriate alphabetical order:

“June 2012 Creditors” is each “Purchaser” from time to time party to the June 2012 Note Purchase Agreement.

“June 2012 Note” and “June 2012 Notes” is each Convertible Note described in and issued pursuant to the June 2012 Note Purchase Agreement.

“June 2012 Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the date hereof, by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Fifteen Million Dollars ($15,000,000), together with an executed copy of each June 2012 Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“June 2012 Subordination Agreement” is each Subordination Agreement, dated as of the date hereof, by and between Bank and each of the June 2012 Creditors.”

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to the Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the June 2012 Creditors, as more fully described in the June 2012 Note Purchase Agreement, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of the Transaction for all purposes under the Existing Loan Documents, subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to (i) the amendment to the Note Purchase Agreement, as evidenced by a certain Consent and Amendment No. 4 to Subordinated Note and Warrant Purchase Agreement, by and between Borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion, (ii) the amendment of the Fidelity Note Purchase Agreement as evidenced by a certain Consent and Amendment No. 3 to Note Purchase Agreement by and among the Borrower and the Fidelity Creditors, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion, and (iii) the amendment of the December 2011 Note Purchase Agreement as evidenced by a certain Consent and Amendment No. 2 to Note Purchase Agreement by and among the Borrower and the December 2011 Creditors, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. WAIVER. Borrower acknowledges that it is currently in default under Sections 8.6 and 8.12 of the Loan Agreement triggered by virtue of the occurrence of a default or event of default under the Note Purchase Agreement, Fidelity Note Purchase Agreement, December 2011 Note Purchase Agreement and the EXIM Loan Documents based upon the Borrower’s failure to deliver to the appropriate party or parties its audited annual financial statements for the fiscal year 2011 within the timeframes provided in the applicable agreement (the “Existing Defaults”). Subject to the execution and delivery of this Loan Modification, Bank hereby waives Borrower’s Existing Defaults. The Borrower hereby acknowledges and agrees that, except as specifically provided herein, nothing in this Section or anywhere in this Loan Modification shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

7. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the June 2012 Note Purchase Agreement attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the June 2012 Note Purchase Agreement attached as Exhibit A hereto which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, the June 2012 Note Purchase Agreement, as amended, and each June 2012 Subordination Agreement from each June 2012 Creditor;

D.	Bank shall have received a copy of the executed Consent and Amendment No. 4 to Subordinated Note and Warrant Purchase Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

E.	Bank shall have received from the Fidelity Creditors a copy of the executed Consent and Amendment No. 3 to Note Purchase Agreement;

F.	Bank shall have received from the December 2011 Creditors a copy of the executed Consent and Amendment No. 2 to Note Purchase Agreement;

G.	After giving effect to the consent granted herein, this Loan Modification Agreement and the June 2012 Note Purchase Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt; and

H.	such other documents and/or agreements as Bank may reasonably request.

8. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

9. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of the date hereof and attached hereto as Exhibit B (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

10. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

11. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

12. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

13. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

14. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

15. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL

WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

16. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

17. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

18. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John F. Fairbanks
Name:	John Fairbanks
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ Christopher Leary
Name:	Christopher Leary
Title:	VP

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Forbearance Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT AND FOURTH LOAN MODIFICATION AGREEMENT]

Exhibit A

June 2012 Note Purchase Agreement

(See attached.)

A-1

Exhibit B

Perfection Certificate

(See attached)

B-1

FIFTH LOAN MODIFICATION AGREEMENT

This Fifth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 7, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2011, and as further amended by that certain Consent and Fourth Loan Modification Agreement dated as of June 11, 2012 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) (Financial Covenants) thereof:

“(a) Liquidity. Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).”

and inserting in lieu thereof the following:

“(a) Liquidity. Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000); provided, however, that the foregoing covenant will not apply during the period commencing on September 7, 2012 through and including September 28, 2012. Bank waives any non-compliance by Borrower with the foregoing covenant that may have occurred prior to September 7, 2012.”

2	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 (Definitions) thereof:

““Availability Amount” is (a) the lesser of (i) the Revolving Line minus any amounts outstanding under the Export-Import Agreement or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances. The aggregate amount of all Advances (including, without limitation, the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), any outstanding FX Reduction Amount and any amounts used for Cash Management Services) under this Agreement outstanding at any time together with all Credit Extensions made pursuant to the Export-Import Agreement outstanding at any time shall not exceed Ten Million Dollars ($10,000,000).

“Revolving Line” is an Advance or Advances (including, without limitation, Advances made pursuant to the Export-Import Agreement) in an amount under this Agreement and the Export-Import Agreement not to exceed Ten Million Dollars ($10,000,000) at any time.”

and inserting in lieu thereof the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line minus any amounts outstanding under the Export-Import Agreement or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances. The aggregate amount of all Advances (including, without limitation, the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), any outstanding FX Reduction Amount and any amounts used for Cash Management Services) under this Agreement outstanding at any time together with all Credit Extensions made pursuant to the Export-Import Agreement outstanding at any time shall not exceed Ten Million Dollars ($10,000,000) (Seven Million Dollars ($7,000,000) for the period commencing on September 7, 2012 through and including September 28, 2012).

“Revolving Line” is an Advance or Advances (including, without limitation, Advances made pursuant to the Export-Import Agreement) in an amount under this Agreement and the Export-Import Agreement not to exceed Ten Million Dollars ($10,000,000) (Seven Million Dollars ($7,000,000) for the period commencing on September 7, 2012 through and including September 28, 2012) at any time.”

4. EQUITY RAISE. On or before September 28, 2012, Borrower shall have received not less than Ten Million Dollars ($10,000,000) of net proceeds (less customary fees and expenses reasonably acceptable to Bank) from the issuance of additional equity or convertible debt of Borrower to existing investors of Borrower or other third party investors reasonably acceptable to Bank.

5. FEES. Borrower shall pay to Bank a fully-earned non-refundable loan modification fee equal to Twenty-Five Thousand Dollars ($25,000.00) payable on the date hereof. Borrower shall also reimburse Bank and EXIM Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

6. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of the date hereof and attached hereto as Exhibit B (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

14. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

15. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a scaled instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John Fairbanks
Name:	John F. Fairbanks
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ signature
Name:	[Name]
Title:	[Title]

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIFTH LOAN MODIFICATION AGREEMENT]

CONSENT AND SIXTH LOAN MODIFICATION AGREEMENT

This Consent and Sixth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 26, 2012, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2011, as further amended by that certain Consent and Fourth Loan Modification Agreement dated as of June 11, 2012, and as further amended by that certain Fifth Loan Modification Agreement dated as of September 7, 2012 (the “Fifth Loan Modification Agreement”) (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definitions in Section 13.1 thereof:

“June 2012 Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the date hereof, by and between Borrower and the “Purchasers” party thereto, in a maximum principal amount equal to Fifteen Million Dollars ($15,000,000), together with an executed copy of each June 2012 Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“June 2012 Subordination Agreement” is each Subordination Agreement, dated as of the date hereof, by and between Bank and each of the June 2012 Creditors.

and inserting in lieu thereof the following:

“June 2012 Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of June 11, 2012, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of September 26, 2012, by and between Borrower and the “Purchasers” from time to time party thereto, in a maximum principal amount equal to Thirty Five Million One Hundred Thirty Three Thousand Five Hundred Twenty One Dollars and Seventy Nine Cents ($35,133,521.79), together with an executed copy of each June 2012 Note issued thereunder and each other document or agreement executed and/or delivered in connection therewith.

“June 2012 Subordination Agreement” is each Subordination Agreement, dated as of the date of each Closing (as such term is defined in the June 2012 Note Purchase Agreement) under the June 2012 Note Purchase Agreement, by and between Bank and each of the June 2012 Creditors that participates in such Closing.

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to (i) amending the Note Purchase Agreement, dated as of June 11, 2012, by and between Borrower and the “Purchasers” party thereto (“June 2012 Note Purchase Agreement”) pursuant to that certain Amendment No. 1 to Note Purchase Agreement dated as of the date hereof ( “Amendment No. 1”) and (ii) Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the June 2012 Creditors, as more fully described in the June 2012 Note Purchase Agreement as amended by Amendment No. 1, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of the Transaction for all purposes under the Existing Loan Documents, subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to the amendment to the Note and Purchase Agreement, as evidenced by a certain Consent and Amendment No. 5 to Subordinated Note and Warrant Purchase Agreement, by and between Borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the June 2012 Note Purchase Agreement as amended by Amendment No. 1 attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the June 2012 Note Purchase Agreement as amended by Amendment No. 1 attached as Exhibit A hereto which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, Amendment No. 1 and each June 2012 Subordination Agreement from each June 2012 Creditor participating in the Subsequent Closing (as such term is defined in the June 2012 Note Purchase Agreement as amended by Amendment No. 1) to occur on or about the date hereof;

D.	Bank shall have received a copy of the executed Consent and Amendment No. 5 to Subordinated Note and Warrant Purchase Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

E.	Bank shall have received a copy of the executed Consent, Acknowledgment, Reaffirmation and Amendment of Intercreditor Subordination Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

F.	After giving effect to the consent granted herein, this Loan Modification Agreement and Amendment No. 1, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt; and

G.	such other documents and/or agreements as Bank may reasonably request.

7. EQUITY RAISE. Notwithstanding the terms of Section 4 of the Fifth Loan Modification Agreement, (i) on or before September 28, 2012, Borrower shall have received not less than Nine Million Five Hundred Nine Thousand Three Hundred Sixty Two Dollars and Seventy Nine Cents ($9,509,362.79) of net proceeds (less customary fees and expenses reasonably acceptable to Bank) from the issuance of additional equity or convertible debt of Borrower to existing investors of Borrower or other third party investors reasonably acceptable to Bank and (ii) on or before October 5, 2012, Borrower shall have received not less than Four Hundred Ninety Thousand Six Hundred Thirty Seven Dollars and Twenty One Cents ($490,637.21) of net proceeds (less customary fees and expenses reasonably acceptable to Bank) from the issuance of additional equity or convertible debt of Borrower to existing investors of Borrower or other third party investors reasonably acceptable to Bank.

8. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

9. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of June 11, 2012 (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

10. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

11. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

12. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

13. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

14. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

15. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

16. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

17. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

18. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: CFO

BANK:

SILICON VALLEY BANK

By	/s/ Christopher Leary
Name: Christopher Leary
Title: VP

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: CFO

[SIGNATURE PAGE TO CONSENT AND SXITH LOAN MODIFICATION AGREEMENT]

Exhibit A

Amendment No. 1

(See attached.)

A-1

EXECUTION COPY

CONSENT AND SEVENTH LOAN MODIFICATION AGREEMENT

This Consent and Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 28, 2013, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2011, as further amended by that certain Consent and Fourth Loan Modification Agreement dated as of June 11, 2012, as further amended by that certain Fifth Loan Modification Agreement dated as of September 7, 2012 and as further amended by that certain Consent and Sixth Loan Modification Agreement, dated as of September 26, 2012 (the “Sixth Loan Modification Agreement”) (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011 (as may be amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the Intellectual Property Collateral as described in that certain Intellectual Property Security Agreement, by and between Borrower and Bank, dated as of the date hereof (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.10 thereof:

“6.10 Protection of Intellectual Property Rights. (i) Protect, defend and maintain the validity and enforceability of its material Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.”

and inserting in lieu thereof the following:

“6.10 Protection and Registration of Intellectual Property Rights.

(a)     (i) Take such action as, in its reasonable business judgment, it deems necessary to protect, defend and maintain the validity and enforceability of its Material Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Material Intellectual Property; and (iii) take any action or omit to take any action which would reasonably be expected to result in any Material Intellectual Property being abandoned, forfeited or dedicated to the public without Bank’s written consent.

(b) To the extent not already disclosed in writing to Bank, if Borrower or any Guarantor (i) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, as owner, or (ii) applies for any Patent or the registration of any Trademark, then Borrower shall (X), with respect to any Copyrights, promptly provide written notice thereof to Bank and shall execute such intellectual property security agreements and other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject only to Permitted Liens) in favor of Bank in such Copyrights, and (Y) with respect to any other Intellectual Property (other than Excluded Intellectual Property), promptly, and in any event together with the delivery of each Compliance Certificate required to be delivered by Borrower to Bank in accordance with Section 6.2(a)(iv) hereof, provide written notice thereof to Bank and execute such intellectual property security agreements and other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject only to Permitted Liens) in favor of Bank in such additional Intellectual Property. If Borrower decides to register any Copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject only to Permitted Liens) in favor of Bank in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly (and in any event together with the delivery of each Compliance Certificate required to be delivered by Borrower to Bank in accordance with Section 6.2(a)(iv) hereof), provide to Bank copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, and shall promptly provide Bank evidence of the recording of the intellectual property security agreement required for Bank to perfect and maintain a first priority perfected security interest (subject only to Permitted Liens), in such property. The foregoing paragraph shall only be applicable to Intellectual Property registered or otherwise used and/or located in the United States. The Bank acknowledges that the sale, transfer, pledge or mortgage of any Patents is subject to the licenses granted under the Cabot License Agreement.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.9 thereof:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement, the December 2011 Note Purchase Agreement or the June 2012 Note Purchase Agreement without the prior written consent of Bank.”

and inserting in lieu thereof the following:

“7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank, except as permitted under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. Notwithstanding subsection (b) above, Borrower shall not permit any amendment to the Fidelity Note Purchase Agreement, the December 2011 Note Purchase Agreement, the June 2012 Note Purchase Agreement or the March 2013 Note Purchase Agreement without the prior written consent of Bank.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.9 thereof:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement, the Fidelity Subordination Agreement, the December 2011 Subordination Agreements and/or the June 2012 Subordination Agreements; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder, the December 2011 Note Purchase Agreement or any December 2011 Note issued thereunder and/or the June 2012 Note Purchase Agreement or any June 2012 Note issue thereunder.”

and inserting in lieu thereof the following:

“8.9 Subordinated Debt. (a) Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement, the PJC Intercreditor Agreement, the Fidelity Subordination Agreement, the December 2011 Subordination Agreements, the June 2012 Subordination Agreements and/or the March 2013 Subordination Agreements; or (b) (i) any cash prepayment or (ii) acceleration of principal or interest or (iii) the payment of any other Indebtedness of Borrower in each case under the Fidelity Note Purchase Agreement or any Fidelity Note issued thereunder, the December 2011 Note Purchase Agreement or any December 2011 Note issued thereunder, the June 2012 Note Purchase Agreement or any June 2012 Note issued thereunder and/or the March 2013 Note Purchase Agreement or any March 2013 Note issued thereunder.”

4	The Loan Agreement shall be amended by deleting the following text appearing in Section 10 thereof:

“If to Bank:	Silicon Valley Bank 275 Grove Street, Suite 2-200 Newton, Massachusetts 02466 Attn: Mr. Dave Rodriguez Fax: (617) 969-4395 Email: drodriguez@svb.com”

and inserting in lieu thereof the following:

“If to Bank:	Silicon Valley Bank 275 Grove Street, Suite 2-200 Newton, Massachusetts 02466 Attn: Mr. Chris Leary Fax: (617) 969-4395 Email: cleary@svb.com”

5	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof, each in its appropriate alphabetical order:

“Additional 2013 Purchasers” means the “Additional Purchasers”, as such term is defined in the March 2013 Note Purchase Agreement.

“Excluded Intellectual Property” means (i) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent that, and for so long as, the grant of a security interest or lien therein would impair the validity or enforceability of any registration that issues from such “intent-to-use” application under applicable federal law and (ii) any rights under any license of Intellectual Property if the grant of a security interest therein would be prohibited by the terms of such license, unless (x) the only consequence of breach of such terms would be to avoid or permit any other party to such license to avoid such security interest; or (y) such prohibition is rendered ineffective pursuant to the Uniform Commercial Code or any other applicable law.

“Initial 2013 Closing” is the “Initial Closing”, as such term is defined in the March 2013 Note Purchase Agreement.

“Initial 2013 Purchasers” means the “Initial Purchasers”, as such term is defined in the March 2013 Note Purchase Agreement.

“IP Agreement” is any agreement pursuant to which any Person grants Bank a security interest in such Person’s Intellectual Property as security for the Obligations, including, without limitation, each IP Security Agreement executed by each of Borrower and Guarantor, dated as of the Seventh Loan Modification Effective Date.

“June 2012 Converted Indebtedness” is defined in the definition of March 2013 Note Purchase Agreement.

“March 2013 Additional Purchase Date” is the date the Additional 2013 Purchasers purchase additional March 2013 Notes pursuant to the March 2013 Note Purchase Agreement in an aggregate amount of not less than the result of (i) Ten Million Dollars ($10,000,000) minus (ii) the amount of March 2013 Notes in excess of Five Million Dollars ($5,000,000) (excluding any June 2012 Converted Indebtedness), issued in connection with the Initial 2013 Closing.

“March 2013 Creditors” is each “Initial 2013 Purchaser” and each “Additional 2013 Purchaser” from time to time party to the March 2013 Note Purchase Agreement.

“March 2013 Note” and “March 2013 Notes” is each Convertible Note described in and issued pursuant to the March 2013 Note Purchase Agreement.

“March 2013 Note Purchase Agreement” is that certain Note Purchase Agreement, dated as of the Seventh Loan Modification Agreement, by and among Borrower, the “Initial 2013 Purchasers” party thereto (as of the Seventh Loan Modification Effective Date), and the “Additional 2013 Purchasers” party thereto (after the Seventh Loan Modification Effective Date), in a maximum principal amount for all March 2013 Creditors not to exceed (i) Twenty Two Million Five Hundred Thousand Dollars ($22,500,000), which amount may include up to $7,530,346 in existing Indebtedness to be exchanged for notes originally issued under the June 2012 Note Purchase Agreement (the “June 2102 Converted Indebtedness”), plus (ii) up to Seven Million Five Hundred Thousand Dollars ($7,500,000) in “Call Option Notes” (as defined in the March 2013 Note Purchase Agreement) issued in accordance with the terms of the March 2013 Note Purchase Agreement.

“March 2013 Subordination Agreement” is each Subordination Agreement, dated as of (i) the Seventh Loan Modification Effective Date (with respect to the “Initial 2013 Purchasers”), and (ii) the “March 2013 Additional Purchase Date” (with respect to the “Additional 2013 Purchasers”), in each case by and between Bank and each of the applicable March 2013 Creditors.

“Material Intellectual Property” means any Intellectual Property of Borrower or Guarantor, the absence of which, in the reasonable business judgment of Borrower or Guarantor, would reasonably be expected to result in a Material Adverse Effect. As of the Seventh Loan Modification Effective Date, all Material Intellectual Property is identified as such on Schedule 1 to the Seventh Loan Modification Agreement.

“Seventh Loan Modification Agreement” is that certain Consent and Seventh Loan Modification Agreement between Borrower and Bank dated as of the Seventh Loan Modification Effective Date.

“Seventh Loan Modification Effective Date” is March 28, 2013.

“Subsequent 2013 Closing” is the “Subsequent Closing”, as such term is defined in the March 2013 Note Purchase Agreement.

6	The Loan Agreement shall be amended by deleting the following clause (i) from the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“(i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement, (ii) the unsecured Indebtedness of Borrower owed to the December 2011 Creditors pursuant to the December 2011 Note Purchase Agreement, (iii) the unsecured Indebtedness of Borrower owed to the June 2012 Creditors pursuant to the June 2012 Note Purchase Agreement, and (iv) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

and inserting in lieu thereof the following:

“(i) the unsecured Indebtedness of Borrower owed to the Fidelity Creditors pursuant to the Fidelity Note Purchase Agreement, (ii) the unsecured Indebtedness of Borrower owed to the December 2011 Creditors pursuant to the December 2011 Note Purchase Agreement, (iii) the unsecured Indebtedness of Borrower owed to the June 2012 Creditors pursuant to the June 2012 Note Purchase Agreement, (iv) the unsecured Indebtedness of Borrower owed to the March 2013 Creditors pursuant to the March 2013 Note Purchase Agreement and (v) other unsecured Indebtedness in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000);”

7	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“Loan Documents” are, collectively, this Agreement, the EXIM Loan Documents, the Perfection Certificates, the Stock Pledge Agreement, the PJC Intercreditor Agreement, any Guaranty Agreement, any Security Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Revolving Line Maturity Date” is March 31, 2013 (two (2) years after the Effective Date).

and inserting in lieu thereof the following:

“Loan Documents” are, collectively, this Agreement, the EXIM Loan Documents, the Perfection Certificates, the Stock Pledge Agreement, the PJC Intercreditor Agreement, any Guaranty Agreement, any Security Agreement, any IP Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Revolving Line Maturity Date” is May 15, 2013; provided, that in the event the Subsequent 2013 Closing occurs on or before May 15, 2013, pursuant to which Borrower receives gross proceeds from the issuance of additional March 2013 Notes in connection with such Subsequent 2013 Closing in an amount equal to or greater than the result of (i) Ten Million Dollars ($10,000,000) minus (ii) the amount of March 2013 Notes in excess of Five Million Dollars ($5,000,000) (excluding any June 2012 Converted Indebtedness), issued in connection with the Initial 2013 Closing, the “Revolving Line Maturity Date” shall be June 29, 2013.

8	The Loan Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

4. ISSUANCE OF ADDITIONAL SUBORDINATED DEBT. The Borrower has requested that the Bank consent to the Borrower receiving proceeds from the issuance of additional unsecured Subordinated Debt to the March 2013 Creditors, as more fully described in the March 2013 Note Purchase Agreement, in substantially the form attached as Exhibit A hereto (such issuance hereafter referred to as the “Transaction”). The Bank has agreed to do so, but only upon and subject to (i) Borrower receiving, on or before the Seventh Loan Modification Effective Date, not less than Five Million Dollars ($5,000,000) of gross proceeds from the issuance of the March 2013 Notes pursuant to the March 2013 Note Purchase Agreement; and (ii) the specific terms and conditions set forth herein.

5. CONSENT. In reliance upon the representations of the Borrower herein, Bank hereby consents to the consummation of the Transaction and waives any Event of Default that may otherwise arise under the Existing Loan Documents solely as a result of the consummation of (i) the Transaction; and (ii) the amendments to the Fidelity Note Purchase Agreement, the December 2011 Note Purchase Agreement and the June 2012 Note Purchase Agreement, in each case for all purposes under the Existing Loan Documents and subject to each of the Conditions Precedent described in Section 6 hereof. In addition, Bank hereby consents to the amendment to the Note Purchase Agreement, as evidenced by a certain Consent and Amendment No. 6 to Subordinated Note and Warrant Purchase Agreement, by and between Borrower and the “Purchasers” signatory thereto, dated as of the date hereof, which shall be in form and substance acceptable to Bank, in its reasonable discretion.

6. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	the Transaction shall be consummated upon terms substantially similar to those contained in the March 2013 Note Purchase Agreement attached at Exhibit A hereto, in each case without any material amendment or modification thereto (it being agreed that any amendment or modification to the March 2103 Note Purchase Agreement which may reasonably be considered materially adverse to the interests of the Bank shall be deemed to be material);

B.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

C.	Bank shall have received executed copies of this Loan Modification Agreement, the IP Agreement, the March 2013 Note Purchase Agreement and each March 2013 Subordination Agreement from each Initial 2013 Purchaser participating in the Initial 2013 Closing, to occur on or about the date hereof;

D.	Bank shall have received a copy of the executed Consent and Amendment No. 6 to Subordinated Note and Warrant Purchase Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

E.	Bank shall have received a copy of the executed Consent, Acknowledgment, Amendment and Reaffirmation of Intercreditor and Subordination Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion;

F.	Bank shall have received a copy of the executed (i) Consent and Amendment No. 2 to June 2012 Note Purchase Agreement and June 2012 Notes; (ii) Consent and Amendment No. 3 to December 2011 Note Purchase Agreement and December 2011 Notes; and (iii) Consent and Amendment No. 4 to Fidelity Note Purchase Agreement and Fidelity Notes; and

G.	After giving effect to the consent granted herein, this Loan Modification Agreement and the March 2013 Note Purchase Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt.

7. CONDITION SUBSEQUENT.

A.	In connection with the Subsequent 2013 Closing, which shall occur on or before May 15, 2013, Borrower shall receive gross proceeds from the issuance of additional March 2013 Notes of not less than the result of (i) Ten Million Dollars ($10,000,000) minus (ii) the amount of March 2013 Notes in excess of Five Million Dollars ($5,000,000) (excluding any June 2012 Converted Indebtedness), issued in connection with the Initial 2013 Closing. Failure of the foregoing to occur as indicated in the foregoing sentence will result in an immediate Event of Default under the Loan Agreement for which no cure or grace period shall apply.

B.	On or before the occurrence of the Subsequent 2013 Closing, Borrower shall have delivered to Bank the following, each in form and substance reasonably satisfactory to Bank: (i) an executed consent from Cabot Corporation to the granting by Borrower of a security interest in the Cabot License Agreement and the Borrower’s rights thereunder, and (ii) a written confirmation from Cabot Corporation that upon receipt of the amounts paid or escrowed as provided in Section C below, all sums due to Cabot Corporation under the Cabot License Agreement shall have been paid in full.

C.	On or before the occurrence of the Subsequent 2013 Closing, either all remaining sums due from Borrower to Cabot Corporation under the Cabot License Agreement shall be paid in full or an amount sufficient to pay all such remaining sums shall be escrowed pursuant to an escrow agreement in form and substance reasonably satisfactory to Bank for payment to Cabot Corporation as and when due under the Cabot License Agreement.

8. FEES. Borrower shall pay to Bank a fully-earned non-refundable loan modification fee equal to Twelve Thousand Six Hundred Dollars ($12,600.00) payable on the date hereof, consisting of (i) a Ten Thousand Dollar ($10,000.00) EXIM Bank loan modification fee and (ii) a Two Thousand Six Hundred Dollar ($2,600.00) loan modification fee. Borrower shall also reimburse Bank and EXIM Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

9. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of June 11, 2012 (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

10. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

11. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

12. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

13. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

14. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

15. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

16. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

17. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

18. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ Christopher Leary
Name: Christopher Leary
Title: VP

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty, dated March 31, 2011 (as amended by that certain First Modification to Security Agreement, dated as of the date hereof, the “Guaranty”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: Chief Financial Officer

[SIGNATURE PAGE TO CONSENT AND SEVENTH LOAN MODIFICATION AGREEMENT]

Exhibit A

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located, but excluding for all purposes any Excluded Intellectual Property; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Schedule 1

Material Intellectual Property

(As of the Seventh Loan Modification Effective Date.)

Description	Registration/ Application Number	Registration/ Application Date
Aerogel Composite with Fibrous Batting	7,078,359	July 18, 2006
Aerogel Composite with Fibrous Batting	7,504,346	March 17, 2009
Methods to Produce Gel Sheets	7,399,439	July 15, 2008
Methods to Produce Gel Sheets	6,989,123	January 24, 2006
Methods to Produce Gel Sheets	7,780,890	August 24, 2010

Material Trademarks

Description	Registration/ Application Number	Registration/ Application Date
Pyrogel	2137705	February 17, 1998
Aspen Aerogels	3703635	October 27, 2009
Cryogel	3674583	August 25, 2009
Spaceloft	3250920	June 12, 2007

EIGHTH LOAN MODIFICATION AGREEMENT

This Eighth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 28, 2013, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2011, as further amended by that certain Consent and Fourth Loan Modification Agreement dated as of June 11, 2012, as further amended by that certain Fifth Loan Modification Agreement dated as of September 7, 2012 as further amended by that certain Consent and Sixth Loan Modification Agreement, dated as of September 26, 2012 and as further amended by that certain Consent and Seventh Loan Modification Agreement, dated as of March 28, 2013 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011, as amended by that certain Export-Import Bank First Loan Modification Agreement, dated as of March 28, 2013 and as further amended by that certain Export-Import Bank Second Loan Modification Agreement, dated as of the date hereof (as may be further amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the Intellectual Property Collateral as described in that certain Intellectual Property Security Agreement, by and between Borrower and Bank, dated as of March 28, 2013 (together with any other documents granting collateral security to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.1.2(a) thereof:

“(a) As part of the Revolving Line and subject to deduction of Reserves, following the Account Transition Period, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.”

and inserting in lieu thereof the following:

“(a) As part of the Revolving Line and subject to deduction of Reserves, following the Account Transition Period, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) Two Million Five Hundred Thousand Dollars ($2,500,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.1.3 thereof:

“2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line and subject to the deduction of Reserves, following the Account Transition Period, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date. The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve). The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.”

and inserting in lieu thereof the following:

“2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line and subject to the deduction of Reserves, following the Account Transition Period, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date. The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the lesser of (A) Two Million Five Hundred Thousand Dollars ($2,500,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit

Reserve). The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.1.4 thereof:

“2.1.4 Cash Management Services Sublimit. Borrower may, following the Account Transition Period, use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed the lesser of (A) Two Million Dollars ($2,000,000), minus (i) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances, minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (iii) the FX Reduction Amount. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.”

and inserting in lieu thereof the following:

“2.1.4 Cash Management Services Sublimit. Borrower may, following the Account Transition Period, use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed the lesser of (A) Two Million Five Hundred Thousand Dollars ($2,500,000), minus (i) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances, minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (iii) the FX Reduction Amount. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.”

4	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.3(a) thereof:

“(a) Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to Prime Rate plus one percent (1.00%); provided, however, when Borrower is at or above the Liquidity Threshold, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one-half percent (0.50%). Such interest shall in any event be payable monthly, in arrears, in accordance with Section 2.3(f) below.”

and inserting in lieu thereof the following:

“(a) Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to Prime Rate plus one percent (1.00), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.”

5	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2(a)(i) thereof:

“(i)     (A) weekly, and (B) upon each request for a Credit Extension, a Transaction Report;”

and inserting in lieu thereof the following:

“(i)     (A) bi-weekly, on the 15th (or the immediately preceding Business Day if the 15th is not a Business Day), and the last Business Day of each month, and (B) upon each request for a Credit Extension, a Transaction Report;

Notwithstanding the foregoing, when Borrower is at or above the Liquidity Threshold, Borrower shall only be required to provide Bank with the reports and schedules required pursuant to clause (a)(i)(A) above monthly, within twenty (20) days after the end of each month.”

6	The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.2(a)(vi) and 6.2(a)(vii) thereof:

“(vi) within thirty (30) days prior to the end of each fiscal year of Borrower and as amended or updated, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

(vii) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; provided, for Borrower’s fiscal year ended December 31, 2010, such annual financial statements shall be certified by, and with an unqualified opinion of (other than qualified with respect to “going concern”), independent certified public accountants acceptable to Bank; provided further, for Borrower’s fiscal year ended December 31, 2011, such annual financial statements shall be provided to Bank on or before August 31, 2012;”

and inserting in lieu thereof the following:

“(vi) within thirty (30) days after the end of each fiscal year of Borrower and as amended or updated, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

(vii) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank; provided, for Borrower’s fiscal year ended December 31, 2010, such annual financial statements shall be certified by, and with an unqualified opinion of (other than qualified with respect to “going concern”), independent certified public accountants acceptable to Bank; provided further, that (i) for Borrower’s fiscal year ended December 31, 2011, such annual audited financial statements shall be provided to Bank on or before August 31, 2012 and (ii) for Borrower’s fiscal year ended December 31, 2012, such annual audited financial statements shall be provided to Bank on or before July 31, 2013;”

7	The Loan Agreement shall be amended by deleting the following text appearing at the end of Section 6.2(a) thereof:

“Notwithstanding the foregoing, when Borrower is at or above the Liquidity Threshold, provided no Event of Default has occurred and is continuing, Borrower shall be required to provide Bank with the reports and schedules required pursuant to clause (a)(i)(A) above monthly, within fifteen (15) days after the end of each month.”

8	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9 thereof:

“6.9 Financial Covenants.

Maintain at all times, to be certified by Borrower as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries, unless otherwise noted:

(a) Liquidity. Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).

(b) Tangible Net Worth. A Tangible Net Worth of at least Forty Million Dollars ($40,000,000).”

and inserting in lieu thereof the following:

“6.9 Financial Covenants.

(a) Liquidity. Maintain at all times, to be certified by Borrower as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries, Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).

(b) Adjusted Free Cash Flow. Achieve, as of the last day of each quarterly period listed below, on a consolidated basis with respect to Borrower and its Subsidiaries, an Adjusted Free Cash Flow, of not less than (loss no worse than) the amounts listed below:

Quarterly Period Ending	Minimum Adjusted Free Cash Flow (loss no worse than)
June 30, 2013	($4,400,000)
September 30, 2013 and December 31, 2013	($1,300,000)
March 31, 2014	($850,000)”

9	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof, each in its appropriate alphabetical order:

““Adjusted Free Cash Flow” is, for any period of measurement, the result of (X) (i) Net Income; plus (ii) expenses related to fair market value adjustments on convertible debt; plus (iii) Interest Expense not paid in cash; plus (iv) depreciation and amortization expense; plus (v) provisions for income taxes; plus (vi) non-cash stock compensation expense; plus (vii) other non-cash items reducing Net Income during such period; plus (viii) for the quarterly measurement period ending June 30, 2013, up to Four Hundred Fifty Thousand Dollars ($450,000) for one-time expenses actually incurred by Borrower associated with filings with the SEC and the issuance of convertible debt;

minus

(Y) the sum of (i) non-cash interest income; plus (ii) unfinanced Capital Expenditures; plus (iii) all payments of principal on Indebtedness (including, without limitation, payments made in respect of capital lease obligations but excluding principal payments on the Revolving Line); plus (iv) other non-cash items increasing Net Income during such period.

“Eighth Loan Modification Effective Date” is June 28, 2013.

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

10	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Availability Amount” is (a) the lesser of (i) the Revolving Line minus any amounts outstanding under the Export-Import Agreement or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances. The aggregate amount of all Advances (including, without limitation, the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), any outstanding FX Reduction Amount and any amounts used for Cash Management Services) under this Agreement outstanding at any time together with all Credit Extensions made pursuant to the Export-Import Agreement outstanding at any time shall not exceed Ten Million Dollars ($10,000,000) (Seven Million Dollars ($7,000,000) for the period commencing on September 7, 2012 through and including September 28, 2012).

“Liquidity Threshold” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) commencing on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding thirty (30) day period, maintained an Adjusted Quick Ratio, as determined by Bank, in its reasonable discretion, in an amount at all times greater than or equal to 1.00:1.00, as determined by Bank, in its sole discretion; and (ii) terminating on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain an Adjusted Quick Ratio greater than or equal to 1.00:1.00, as determined by Bank, in its reasonable discretion. Thereafter, in order for the Liquidity Threshold to be applicable, Borrower must achieve an Adjusted Quick Ratio in an amount greater than or equal to 1.00:1.00 each consecutive day for thirty (30) consecutive days, as determined by Bank, in its reasonable discretion. Borrower shall give Bank prior-written notice of Borrower’s achievement of the Liquidity Threshold.

“Revolving Line” is an Advance or Advances (including, without limitation, Advances made pursuant to the Export-Import Agreement) in an amount under this Agreement and the Export-Import Agreement not to exceed Ten Million Dollars ($10,000,000) (Seven Million Dollars ($7,000,000) for the period commencing on September 7, 2012 through and including September 28, 2012) at any time.

“Revolving Line Maturity Date” is May 15, 2013; provided, that in the event the Subsequent 2013 Closing occurs on or before May 15, 2013, pursuant to which Borrower receives gross proceeds from the issuance of additional March 2013 Notes in connection with such Subsequent 2013 Closing in an amount equal to or greater than the result of (i) Ten Million Dollars ($10,000,000) minus (ii) the amount of March 2013 Notes in excess of Five Million Dollars ($5,000,000) (excluding any June 2012 Converted Indebtedness), issued in connection with the Initial 2013 Closing, the “Revolving Line Maturity Date” shall be June 29, 2013.”

and inserting in lieu thereof the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line minus any amounts outstanding under the Export-Import Agreement or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances. The aggregate amount of all Advances (including, without limitation, the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), any outstanding FX Reduction Amount and any amounts used for Cash Management Services) under this Agreement outstanding at any time together with all Credit Extensions made pursuant to the Export-Import Agreement outstanding at any time shall not exceed Ten Million Dollars ($10,000,000).

“Liquidity Threshold” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) commencing on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding thirty (30) day period, maintained unrestricted cash at Bank plus unused Availability Amount, as determined by Bank, in its reasonable discretion, in an amount at all times equal to or greater than Seven Million Dollars ($7,000,000), as determined by Bank, in its reasonable discretion; and (ii) terminating on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain unrestricted cash at Bank plus unused Availability Amount in an amount equal to or greater than Seven Million Dollars ($7,000,000), as determined by Bank, in its reasonable discretion. Thereafter, in order for the Liquidity Threshold to be applicable,

Borrower must maintain unrestricted cash at Bank plus unused Availability Amount in an amount equal to or greater than Seven Million Dollars ($7,000,000) each consecutive day for thirty (30) consecutive days, as determined by Bank, in its reasonable discretion. Borrower shall give Bank prior-written notice of Borrower’s anticipated achievement of the Liquidity Threshold.

“Revolving Line” is an Advance or Advances (including, without limitation, Advances made pursuant to the Export-Import Agreement) in an amount under this Agreement and the Export-Import Agreement not to exceed Ten Million Dollars ($10,000,000).

“Revolving Line Maturity Date” is June 27, 2014.”

11	The Loan Agreement shall be amended by deleting the following text appearing as clause (k) in the definition of “Eligible Accounts” in Section 13.1 thereof:

“(k) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);”

and inserting in lieu thereof the following:

“(k) Accounts subject to contractual arrangements between Borrower and an Account Debtor (other than Subsea 7 and Technip Norge, for which this clause (k) shall not be applicable), where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);”

12	The Loan Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

4. CONDITIONS PRECEDENT. Borrower hereby agrees that the following representations and warranties shall be true and/or the following documents shall be delivered to the Bank prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.	copies, certified by a duly authorized officer of Borrower and Guarantor, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower and Guarantor, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower and Guarantor, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and the Borrower’s and Guarantor’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	Bank shall have received a copy of the executed Acknowledgment and Reaffirmation of Intercreditor and Subordination Agreement, which shall be in form and substance acceptable to Bank, in its reasonable discretion; and

C.	After giving effect to this Loan Modification Agreement, no Default or Event of Default shall exist and be continuing, including, without limitation, any default under any instrument, agreement or other document evidencing any Subordinated Debt.

5. FEES. Borrower shall pay to Bank a fully-earned non-refundable loan extension fee equal to Eighty Thousand Dollars ($80,000.00) payable on the date hereof. Borrower shall also reimburse Bank and EXIM Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

6. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of June 11, 2012 (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

14. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

15. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ Christopher Leary
Name: Christopher Leary
Title: VP

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”) and (ii) a certain Security Agreement, dated as of March 31, 2011 (as amended by that certain First Modification to Security Agreement, dated as of March 28, 2013, the “Security Agreement”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and the Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title: Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH LOAN MODIFICATION AGREEMENT]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: ASPEN AEROGELS, INC.

The undersigned authorized officer of Aspen Aerogels, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended and in effect, the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days (for FYE December 31, 2012, on or before July 31, 2013)	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings (including EXIM), inventory reports and Borrowing Base Certificate	Monthly within 15 days (quarterly within 15 days if no outstanding Credit Extensions)	Yes No

Transaction Reports	15th and last Business Day and with each request for a Credit Extension	Yes No

Invoices for 10% of outstanding balance of EXIM A/R	Within 15 days after the end of each quarter	Yes No

Projections	FYE within 30 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Liquidity (at all times, certified monthly)	$3,000,000	$_______	Yes No
Adjusted Free Cash Flow (quarterly)	*	$_______	Yes No

*	See Section 6.9(b) of the Loan and Security Agreement

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Aspen Aerogels, Inc.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER

Name:	Date:

Title:	Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Liquidity (Section 6.9(a))

Required: Maintain Borrower’s unrestricted cash at Bank plus the unused Availability Amount of at least Three Million Dollars ($3,000,000).

Actual:

A.	Borrower’s unrestricted cash at Bank	$
B.	Unused Availability Amount	$
C.	LIQUIDITY (line A plus line B)	$

Is line C equal to or greater than $3,000,000?

             No, not in compliance                                                                                   Yes, in compliance

II.	Adjusted Free Cash Flow (Section 6.9(b))

Required: Achieve an Adjusted Free Cash Flow, tested quarterly, as of the last day of each quarterly period listed below, of not less than (loss no worse than) the amounts listed below:

Quarterly Period Ending	Minimum Adjusted Free Cash Flow (loss no worse than)
June 30, 2013	($4,400,000)
September 30, 2013 and December 31, 2013	($1,300,000)
March 31, 2014	($850,000)

Actual: all amounts tested on a trailing quarterly basis:

A.	Net Income	$
B.	Interest Expense not paid in cash	$
C.	Depreciation and amortization expense	$
D.	Provisions for income taxes	$
E.	Non-cash stock compensation expense	$
F.	Other non-cash items reducing Net Income during such period	$
G.	Solely for the quarterly period ending June 30, 2013, up to Four Hundred Fifty Thousand Dollars ($450,000) for one-time expenses actually incurred by Borrower associated with filings with the SEC and the issuance of convertible debt	$ $
H.	ADJUSTED NET INCOME (the sum of lines A through G)	$
I.	Non-cash Interest income	$
J.	Unfinanced Capital Expenditures	$
K.	All payments of principal on Indebtedness (including, without limitation, payments made in respect of capital lease obligations but excluding principal payments on the Revolving Line)	$
L.	Other non-cash items increasing Net Income during such period	$
M.	(the sum of lines I through L)	$
N.	ADJUSTED FREE CASH FLOW (line H minus line M)	$

Is line N equal to or greater than (loss no worse than) [                    ]?

             No, not in compliance                                                                                   Yes, in compliance

NINTH LOAN MODIFICATION AGREEMENT

This Ninth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 5, 2013, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ASPEN AEROGELS, INC., a Delaware corporation with offices located at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 (the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 31, 2011, evidenced by, among other documents, (i) a certain Loan and Security Agreement dated as of March 31, 2011, as amended by that certain Consent and First Loan Modification Agreement dated as of June 1, 2011, as further amended by that certain Consent and Second Loan Modification Agreement dated as of June 14, 2011, as further amended by that certain Consent and Third Loan Modification Agreement dated as of December 6, 2011, as further amended by that certain Consent and Fourth Loan Modification Agreement dated as of June 11, 2012, as further amended by that certain Fifth Loan Modification Agreement dated as of September 7, 2012 as further amended by that certain Consent and Sixth Loan Modification Agreement, dated as of September 26, 2012 as further amended by that certain Consent and Seventh Loan Modification Agreement, dated as of March 28, 2013 and as further amended by that certain Eighth Loan Modification Agreement, dated as of June 28, 2013 (as may be amended from time to time, the “Loan Agreement”) and (ii) a certain Export-Import Bank Loan and Security Agreement, dated as of March 31, 2011, as amended by that certain Export-Import Bank First Loan Modification Agreement, dated as of March 28, 2013 and as further amended by that certain Export-Import Bank Second Loan Modification Agreement, dated as of June 28, 2013 (as may be further amended from time to time, the “EXIM Loan Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and EXIM Loan Agreement and the Intellectual Property Collateral as described in that certain Intellectual Property Security Agreement, by and between Borrower and Bank, dated as of March 28, 2013 (together with any other documents granting collateral security to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by inserting the following new text at the end of Section at the end of Section 6.10(b) thereof:

“Notwithstanding anything to the contrary stated herein, (a) no assignment of the Borrower’s rights under the Cabot License Agreement may be made by or on behalf of Bank (or any subsequent assignor) when exercising its rights against the Intellectual Property included in the Collateral without the prior written consent of Cabot Corporation, other than any assignment that is specifically permitted without such consent under Section 9.1 of the Cabot License Agreement and subject to the requirement under Section 9.1 of the Cabot License Agreement that such consent not be unreasonably withheld, and (b) in the event Bank sells or otherwise disposes of Intellectual Property included in the Collateral, unless Cabot Corporation otherwise agrees in writing, all Patents of the Company subject to the Cabot License Agreement will be transferred together with the rights of the Company under the Cabot License Agreement as one package to a single purchaser or assignee (i.e., such Patents will not be sold off piecemeal).”

2	The Loan Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

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3	The EXIM Loan Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

4. FEES. Borrower shall reimburse Bank and EXIM Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

5. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate (as defined below), no Collateral with a value greater than Fifty Thousand Dollars ($50,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in that certain Perfection Certificate, dated as of March 31, 2011, as amended and restated by that certain Perfection Certificate dated as of June 11, 2012 (the “Perfection Certificate”, which Bank and Borrower hereby acknowledge shall be deemed to be the “Perfection Certificate” for all purposes under the Existing Loan Documents), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remain true and correct in all material respects as of the date hereof.

6. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

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12. CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for the development of databases, reporting purposes, and market analysis so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

13. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

14. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ASPEN AEROGELS, INC.

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title CFO

BANK:

SILICON VALLEY BANK

By	/s/ Christopher Leary
Name: Christopher Leary
Title: Vice President

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Unconditional Guaranty, dated March 31, 2011 (the “Guaranty”) and (ii) a certain Security Agreement, dated as of March 31, 2011(as amended by that certain First Modification to Security Agreement, dated as of March 28, 2013, the “Security Agreement”), and each document executed in connection therewith, and acknowledges, confirms and agrees that the Guaranty and the Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GUARANTOR:

ASPEN AEROGELS RHODE ISLAND LLC

By	/s/ John F. Fairbanks
Name: John F. Fairbanks
Title CFO

[SIGNATURE PAGE TO NINTH LOAN MODIFICATION AGREEMENT]

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Exhibit A

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located, but excluding for all purposes any Excluded Intellectual Property; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding anything to the contrary stated herein, in the Agreement and/or in the EXIM Loan Agreement, (a) no assignment of the Borrower’s rights under the Cabot License Agreement may be made by or on behalf of Bank and/or EXIM Bank (or any subsequent assignor) when exercising its rights against the Intellectual Property included in the Collateral without the prior written consent of Cabot Corporation, other than any assignment that is specifically permitted without such consent under Section 9.1 of the Cabot License Agreement and subject to the requirement under Section 9.1 of the Cabot License Agreement that such consent not be unreasonably withheld, and (b) in the event Bank and/or EXIM Bank sells or otherwise disposes of Intellectual Property included in the Collateral, unless Cabot Corporation otherwise agrees in writing, all Patents of the Company subject to the Cabot License Agreement will be transferred together with the rights of the Company under the Cabot License Agreement as one package to a single purchaser or assignee (i.e., such Patents will not be sold off piecemeal).

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